Exhibit 99.1

EXECUTION VERSION

LIMITED GUARANTY

THIS LIMITED GUARANTY (this “Guaranty”) is made and entered into as of this 12th day of December, 2025, by Assaf Ran, an individual residing in Great Neck, New York (the “Guarantor”), and delivered to VALLEY NATIONAL BANK (“Bank”), with an address at 350 Madison Avenue, New York, NY 10017, in consideration of Bank previously, now or hereafter (a) extending or agreeing to extend any credit or other financial accommodation to MBC FUNDING II CORP., a corporation organized under the laws of the State of New York (“Borrower”), or (b) agreeing to any direct or indirect extension, renewal, replacement or modification of, or waiver or forbearance with respect to any such credit or other financial accommodation, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged. The term “Bank” as used throughout this instrument shall be deemed to include VALLEY NATIONAL BANK, all its subsidiaries and all its agencies, branches and departments wherever located.

1. Guaranteed Obligations.

(a) Guarantor irrevocably, unconditionally and absolutely guarantees to Bank, and becomes surety for the prompt performance and payment when due, whether by acceleration, demand or otherwise, of any and all Obligations (hereafter defined) of Borrower to Bank, in the aggregate at any one time outstanding plus all interest thereon; provided, however, that Guarantor’s liability under this Guaranty shall not exceed $500,000. This is a guaranty of payment and not of collection. Bank shall not be obligated to make any request or demand upon or to pursue any of its rights against Borrower or any other person who may be liable for the payment of the Obligations, or to pursue any collateral security therefor, as a condition of Guarantor’s liability hereunder. If Borrower fails to pay when due or otherwise defaults under any Obligations, Guarantor will pay such Obligations to Bank.

Until the Obligations are indefeasibly paid in full, Guarantor’s liability hereunder shall not be reduced in any manner whatsoever by any amounts which Bank may receive as a result of payments made by or on behalf of Borrower or any other party, provided that payments made by Guarantor shall reduce Guarantor’s liability hereunder.

The term “Obligations” shall include all liabilities, loans, advances, debts, obligations, covenants and duties of any kind or nature owing by Borrower to Bank pursuant to that certain Line of Credit Note, dated as of the date hereof, from Borrower to Bank (as may be amended, modified, extended or renewed from time to time, the “Note”) and the other documents entered into by Borrower in connection with the Note (as each may be amended, modified, extended or renewed from time to time, the “Loan Documents”).

(b) Notwithstanding anything to the contrary contained herein, the definition of “Obligations” shall specifically exclude any and all Excluded Swap Obligations. The foregoing limitation of the definition of Obligations shall be deemed applicable only to the obligations of Guarantor (or solely any particular Guarantor(s) if there is more than one Guarantor) under the particular Swap (or Swaps), or, if arising under a master agreement governing more than one Swap, the portion thereof that constitute Excluded Swap Obligations. As used herein, (i) “Excluded Swap Obligations” means, with respect to each Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a Swap if, and to the extent that, all or any portion of this Guaranty that relates to the obligations under such Swap is or becomes illegal as to such Guarantor under the Commodity Exchange Act (7 U.S.C.§1 et seq.), as amended from time to time, and any successor statute (the “CEA”), or any rule, regulation, or order of the Commodity Futures Trading Commission (the “CFTC”), by virtue of such Guarantor’s failure for any reason to qualify as an “eligible contract participant” (as defined in the CEA and regulations promulgated thereunder) on the Eligibility Date for such Swap; (ii) “Eligibility Date” means the date on which this Guaranty becomes effective with respect to the particular Swap (for the avoidance of doubt, the Eligibility Date shall be the date of the execution of the particular Swap if this Guaranty is then in effect, and otherwise it shall be the date of execution and delivery of this Guaranty); and (iii) “Swap” means any “swap” as defined in Section 1a(47) of the CEA and regulations thereunder between Borrower and Bank, other than (A) a swap entered into on, or subject to the rules of, a board of trade designated as a contract market under Section 5 of the CEA, or (B) a commodity option entered into pursuant to CFTC Regulation 32.3(a).

2. Nature of Guaranty; Revocation. This Guaranty is a continuing, absolute and unconditional guaranty of payment and not of collection, and all Obligations to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. Guarantor acknowledges that this Guaranty and Guarantor’s obligations under this Guaranty shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any kind or nature whatsoever which might otherwise constitute a defense available to Borrower with respect to any of its Obligations under any of the Loan Documents, to Guarantor with respect to this Guaranty or the obligations of Guarantor hereunder, or to any other person or party with respect to any other obligations or agreements relating to Borrower or Borrower’s Obligations to Bank, including, without limitation, fraud in the inducement, failure of consideration, promissory estoppel, expiration of the statute of limitations or laches. The obligations hereunder are joint and several and independent of the obligations of Borrower, and a separate action or actions may be brought and prosecuted against Guarantor whether action is brought against Borrower or any other party, or whether any of Borrower or any other person is joined in any such action or actions. This Guaranty will remain in full force and effect until the Note is terminated even if there is no principal balance outstanding under the Obligations at any time or from time to time. As to each Guarantor, this Guaranty shall continue until the Note is terminated, or the earlier written notice of revocation signed by such Guarantor, or until written notice of the death of such Guarantor (which shall be deemed a notice of revocation hereunder) shall in each case have been actually received by Bank, notwithstanding a revocation by, or the death of, or complete or partial release for any cause, of any one or more of the remainder of the Guarantor(s), or of Borrower or of anyone liable in any manner for the Obligations hereby guaranteed or for the Obligations (including those hereunder) incurred directly or indirectly in respect thereof or hereof, and notwithstanding the dissolution, termination or increase, decrease or change in personnel, management, shareholders or members of any one or more of the Guarantor(s) which may be corporations, partnerships or other entities. This Guaranty shall automatically terminate upon the termination of the Note.

This Guaranty shall not terminate, supersede, cancel, diminish or modify any prior Guaranty or guaranties given by Guarantor to Bank with respect to Obligations of Borrower unless expressly provided herein. All Obligations guaranteed by Guarantor and all rights of Bank, herein and under such prior Guaranty or guaranties, are cumulative and Bank may exercise its rights singly or collectively, and sequentially or concurrently.

Guarantor’s obligations hereunder are not contingent upon and are independent of the obligations of Borrower or any other Guarantor or surety of the Obligations. This Guaranty is not made in consideration of the liability of any other Guarantor or surety of the Obligations. The release or death of any Guarantor of the Obligations or the revocation of any guaranty shall not release or otherwise affect the liability of any other non-revoking Guarantor. A separate action or actions may be brought and prosecuted against Guarantor whether action is brought against Borrower or any other Guarantor or whether Borrower or any other Guarantor is joined in any such action or actions.

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This Guaranty sets forth the entire agreement and understanding of Bank and Guarantor, and Guarantor acknowledges and represents that there exist and have been made absolutely no oral or other agreements, understandings, representations or warranties of any kind or nature (including, without limitation, any agreements or representations concerning renewal, continuation or increase of any of Borrower’s Obligations; any obligation of Bank with respect to any other guarantor of, or any collateral securing, any of Borrower’s Obligations; or any limitation or condition whatsoever to Bank’s rights and Guarantor’s obligations hereunder) with respect to this Guaranty or the obligations of Guarantor hereunder, except as specifically and expressly set forth in this Guaranty.

3. Authorizations to Bank; Waivers. Bank may at any time and from time to time, in its sole discretion and without the consent of, or notice to, Guarantor, without incurring responsibility to Guarantor, without impairing or releasing the obligations of Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

(1) change the manner, place or terms of payment, or interest rates on, and/or change or extend the time of payment of, renew, waive or alter, any Obligation of Borrower, any security therefor, or any Obligation incurred directly or indirectly in respect thereof, and the Guaranty herein made shall apply to the Obligations of Borrower as so changed, extended, renewed, waived or altered;

(2) take and hold, and sell, exchange, release, surrender, substitute, realize upon or otherwise deal with in any manner and in any order, and direct the order or manner of sale thereof (including without limitation by non-judicial sale pursuant to governing security documents and applicable law), any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Obligations hereby guaranteed or any other obligations (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset there against;

(3) exercise or refrain from exercising any rights against Borrower or others (including Guarantor), or any security or otherwise act or refrain from acting;

(4) settle, compromise, discharge or release any Obligation hereby guaranteed, any security therefor or any other obligation (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of Borrower to creditors of Borrower other than Bank and Guarantor;

(5) release or substitute any one or more of the endorsers or other guarantors of the Obligations, or any portion thereof, or any other party thereto;

(6) apply any sums by whomsoever paid or howsoever realized to any Obligations of Borrower to Bank, in such order as Bank shall determine (and Guarantor hereby waives any provision of law regarding applications of payments which specifies otherwise), regardless of what Obligations of Borrower remain unpaid; and

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(7) exercise any right or remedy Bank may have with respect to the Obligations or any security for the Obligations, this Guaranty or any other guaranty.

No invalidity, irregularity or unenforceability of all or any part of the Obligations hereby guaranteed or of any security therefor shall affect, impair or be a defense to this Guaranty, and this Guaranty is a primary obligation of Guarantor.

Guarantor waives notice of acceptance of this Guaranty and notice of any liability to which it may apply, and waives presentment, demand of payment, protest, notice of dishonor or nonpayment of any such Obligations, suit or taking other action by Bank against, and any other notice to, any party liable thereon (including Guarantor).

Guarantor waives any right to require Bank to proceed against Borrower or any other person, or to marshal assets or proceed against or exhaust any collateral security for the Obligations, or to give notice of the terms, time and place of any public or private sale or other disposition of any such collateral security, or to take any other action or pursue any other remedy in Bank’s power. In addition, Guarantor waives any defense arising by reason of any failure of Bank to obtain, perfect, maintain or keep in force any security interest in, or lien or encumbrance upon, any property of Borrower or any other person.

Guarantor waives the benefit of any statute of limitations affecting Guarantor’s liability hereunder or the enforcement thereof, and Guarantor agrees that any payment of any Indebtedness or other act which shall toll any statute of limitations applicable thereto shall similarly operate to toll such statute of limitations applicable to Guarantor’s liability hereunder.

Guarantor absolutely, unconditionally and irrevocably waives any and all rights to assert any defense, including any suretyship defenses, affirmative claim, setoff, counterclaim or cross-claim of any kind or nature whatsoever with respect to this Guaranty, including any defenses based on impairment of collateral or on suretyship defenses of any kind, or the obligations of Guarantor under this Guaranty, or the obligations of any other person or party (including, without limitation, Borrower) relating to this Guaranty, or otherwise with respect to the Obligations of Borrower, in any action or proceeding brought by Bank (or any subsequent holder of this Guaranty) to collect the liabilities of Borrower or any portion thereof, or to enforce the obligations of Guarantor under this Guaranty.

4. Setoff. Guarantor hereby authorizes Bank, at any time and from time to time after the occurrence and continuation of an Event of Default (as defined below), without notice, which is hereby expressly waived by Guarantor, and whether or not Bank shall have declared the Obligations to be due and payable in accordance with the terms hereof to set off against, and to appropriate and apply to the payment of Guarantor’s obligations and liabilities under this Guaranty (whether matured or unmatured, fixed or contingent, liquidated or unliquidated), any and all amounts owing by Bank to Guarantor (whether payable in U.S. dollars or any other currency, whether matured or unmatured, and in the case of deposits, whether general or special (except trust and escrow accounts), time or demand and however evidenced). Every such right of setoff shall be deemed to have been exercised immediately upon the occurrence of an Event of Default hereunder without any action of Bank, although Bank may enter such setoff on its books and records at a later time.

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5. Representations and Warranties; Covenants. Guarantor hereby represents and warrants to Bank that: (a) this Guaranty and all other documents or agreements at any time hereafter delivered by Guarantor to Bank in connection herewith have been duly authorized, and upon their execution and delivery to Bank will constitute legal, valid and binding agreements and obligations of Guarantor, enforceable in accordance with their respective terms; (b) the consummation of the transactions contemplated by this Guaranty and the fulfillment of the terms hereof will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under any contractual obligation of Guarantor; (ii) result in the creation or imposition of any lien or other encumbrance upon any of Guarantor’s properties pursuant to the terms of any such contractual obligation except as set forth hereunder or (iii) violate any law, rule or regulation applicable to Guarantor; (c) this Guaranty is executed at Borrower’s request in order to induce Bank to extend or maintain the Obligations to Borrower; (d) Bank has made no representation to Guarantor as to the creditworthiness of Borrower or as to the nature or sufficiency of any collateral securing the Obligations or any part thereof; and (e) Guarantor has established adequate means of obtaining from Borrower on a continuing basis financial and other information pertaining to Borrower’s financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events or circumstances which might in any way affect Guarantor’s risks hereunder, and Guarantor further agrees that Bank shall have no obligation to disclose to Guarantor any information or material about any of the Borrowers which is acquired by Bank in any manner.

6. Information. So long as this Guaranty shall remain in effect, and without limitation of any provision of any other document evidencing or securing the Obligations, Guarantor agrees to (a) furnish to Bank, with reasonable promptness, such financial statements, tax returns or other information concerning the business, operations, properties and condition, financial or otherwise, of Guarantor as Bank may reasonably request from time to time, and (b) if applicable, at any reasonable time and from time to time, permit Bank or any of its agents or representatives to examine and make copies of and abstracts from his, her or its records and books of account, visit his, her or its properties and discuss his, her or its affairs, finances and accounts with any of his, her or its executive officers, directors or independent accountants; provided, however, that Guarantor shall only be obligated to reimburse Bank for Bank’s exercise of its rights hereunder one (1) time per calendar year unless an Event of Default has occurred and is continuing.

7. Enforceability of Obligations. No modification, limitation or discharge of the Obligations arising out of or by virtue of any bankruptcy, reorganization or similar proceeding for relief of debtors under federal or state law will affect, modify, limit or discharge Guarantor’s liability in any manner whatsoever and this Guaranty will remain and continue in full force and effect and will be enforceable against Guarantor to the same extent and with the same force and effect as if any such proceeding had not been instituted. Guarantor waives all rights and benefits which might accrue to it by reason of any such proceeding and will be liable to the full extent hereunder, irrespective of any modification, limitation or discharge of the liability of Borrower that may result from any such proceeding.

8. Events of Default; Remedies. Upon the happening of any Event of Default (as such term is defined in the Loan Documents), and in any such event, and at any time thereafter, Bank may, without notice to Borrower or Guarantor, make the Obligations of Borrower to Bank, whether or not then due, immediately due to and payable hereunder as to Guarantor, and terminate any commitment or obligation to make loan advances, issue letters of credit or extend additional credit accommodations to Borrower, and Bank shall be entitled to enforce the obligations of Guarantor hereunder.

Further, upon the happening of an Event of Default, Bank may immediately or at any time or times thereafter without demand or notice to Borrower or Guarantor and without advertisement, all of which are hereby expressly waived, sell, resell, assign and deliver all or part of any collateral security for the Obligations, at public or private sale, for cash, upon credit or for future delivery, and in connection therewith may grant options. Upon each such sale Bank may purchase the whole or any part of such collateral security, free from any right of redemption, which is hereby waived and released.

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In the case of each such sale, or of any proceedings to collect any obligations of Guarantor, Guarantor shall pay all costs and expenses of every kind for collection, sale or delivery, including reasonable attorneys’ fees, and after deducting such costs and expenses from the proceeds of sale or collection, Bank may apply any residue to pay any obligations of Guarantor, who shall continue to be liable for any deficiency, with interest.

9. Subordination. Without limiting Bank’s rights under any other agreement, upon the date notice of revocation or termination of this Guaranty is received, or upon the occurrence of an Event of Default hereunder or under any of the Loan Documents, any obligations owed by Borrower to Guarantor in connection with any extension of credit or financial accommodation by Guarantor to or for the account of Borrower are hereby subordinated to the Obligations of Borrower, and such Obligations of Borrower to Guarantor shall be collected, enforced and received by Guarantor in trust for Bank and shall be paid over to Bank on account of the Obligations of Borrower without reducing or affecting in any manner the liability of Guarantor under other provisions of this Guaranty.

10. Waiver of Subrogation and Related Rights. Guarantor shall not exercise, and hereby expressly waives, any right of subrogation against any Credit Party which it may otherwise have at any time as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code, or otherwise) until all of the Obligations of Borrower and the other Credit Parties have been indefeasibly paid in full. If any amount is paid to Guarantor on account of subrogation rights Guarantor may otherwise have as a result of this Guaranty, when the Obligations of Borrower shall not have been paid in full, the amount received by Guarantor shall be held in trust for the benefit of Bank and shall be promptly paid to Bank to be credited and applied to the Obligations of Borrower. Further, until the Obligations are indefeasibly paid in full, Guarantor waives all of Guarantor’s rights of reimbursement, indemnification and contribution.

11. Repayment or Recovery from Bank. If a claim is ever made upon Bank for repayment, return, restoration, rescission or other recovery of any amount or amounts received by Bank in payment or on account of any of the Obligations of Borrower or any other obligations of Guarantor hereunder and Bank repays all or part of said amount: (a) because such payment or application of proceeds is or may be avoided, rescinded, invalidated, declared fraudulent, set aside or determined to be void or voidable as a preferential transfer, fraudulent conveyance, impermissible setoff or a diversion of trust funds; or (b) for any other reason, including (without limitation) by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over Bank or any of Bank’s assets or (ii) any settlement or compromise of any such claim effected by Bank with any such claimant (including Borrower), then and in such event Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon Guarantor, notwithstanding any revocation hereof or the cancellation of any note or other instrument evidencing any liability of Borrower, and Guarantor shall be and remain liable to Bank hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by Bank. Guarantor hereby agrees to indemnify and to reimburse and hold Bank harmless for the amount so repaid and for all other claims, actions, suits, proceedings, liabilities, losses, costs and expenses of every kind (including, without limitation, the disbursements, expenses and fees of Bank’s attorneys) that may be imposed upon, incurred by or asserted against Bank (i) in connection with defending any such claim for repayment and collecting such amount from Guarantor or (ii) otherwise arising out of or related directly or indirectly to this Guaranty (including, without limitation, any action, suit or proceeding between Guarantor and Bank, whether on this Guaranty or otherwise). The provisions of this paragraph shall survive the termination of this Guaranty, and any satisfaction and discharge of Borrower by virtue of any payment or court order or any state or federal law.

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12. Preservation of Rights. No delay or omission on Bank’s part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will Bank’s action or inaction impair any such right or power. Bank’s rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which Bank may have under any other agreements, at law or in equity. Bank may proceed in any order against Borrower, Guarantor or any other obligor of, or any collateral securing, the Obligations.

13. Prohibited Person Compliance. Guarantor warrants, represents and covenants that neither Guarantor nor any of its affiliates is or will be a person (a) that is listed in the Annex to, or is otherwise subject to the provisions of, Executive Order 13224 issued on September 24, 2001 (“EO13224”), (b) whose name appears on the United States Treasury Department’s Office of Foreign Assets Control (“OFAC”) most current list of “Specifically Designated National and Blocked Persons,” (c) who commits, threatens to commit or supports “terrorism,” as defined in EO13224 or (d) who is otherwise affiliated with any entity or person listed above (any and all parties or persons described in subparts (a) through (d) above are herein referred to as a “Prohibited Person”). Guarantor covenants and agrees that neither Guarantor nor any of its affiliates will knowingly (i) conduct any business, or engage in any transaction or dealing, with any Prohibited Person, including, but not limited to, the making or receiving of any contribution of funds, goods, or services to or for the benefit of a Prohibited Person, or (ii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in EO13224. Guarantor further covenants and agrees to deliver (from time to time) to Bank any such certification or other evidence as may be requested by Bank in its sole and absolute discretion, confirming each such representation.

14. Equal Credit Opportunity Act. If Guarantor is not an “applicant for credit” under Section 202.2 (e) of the Equal Credit Opportunity Act of 1974 (“ECOA”), Guarantor acknowledges that (i) this Guaranty has been executed to provide credit support for the Obligations, and (ii) Guarantor was not required to execute this Guaranty in violation of Section 202.7(d) of the ECOA.

15. Governing Law. This Guaranty and each extension of credit under the Loan Documents shall be governed by, and construed in accordance with, the laws of the State of New York without regard to any principles of conflicts of laws which would or might make the laws of any other jurisdiction applicable.

16. Venue; Jurisdiction. Any legal suit, action or proceeding against Bank or Guarantor arising out of or relating to this Guaranty shall be instituted in any Federal or state court located in New York County, New York. Guarantor agrees such courts shall have exclusive jurisdiction in any suit, action, or proceeding between Guarantor and Bank, and Guarantor further waives any objection which it may now or hereafter have based on venue and/or forum non conveniens of any such suit, action or proceeding, between Guarantor and Bank, and hereby irrevocably submits to the jurisdiction of any such court. Guarantor does hereby agree that service of process upon Guarantor at its notice address provided in the Loan Documents by registered mail, return receipt requested, shall be deemed in every respect effective service of process upon Guarantor in any such suit, action or proceeding at the time received or refused by Guarantor and shall constitute “personal delivery” thereof as defined in section 308(1) of New York’s Civil Practice Law and Rules (or any amendment thereto). Nothing contained herein shall affect the right of Bank to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Guarantor in any other jurisdictions.

17. WAIVER OF JURY TRIAL. GUARANTOR (a) KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES EACH RIGHT GUARANTOR MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO, AND IN, ANY ACTION OR OTHER LEGAL PROCEEDING OF ANY NATURE, RELATING TO (i) THIS GUARANTY, ANY CREDIT ACCOMMODATION PROVIDED WITH RESPECT HERETO, (ii) ANY TRANSACTION CONTEMPLATED IN ANY SUCH LOAN DOCUMENTS OR (iii) ANY NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT OF THIS GUARANTY, ANY OF THE OBLIGATIONS, OR ANY OTHER LOAN DOCUMENT AND (b) CERTIFIES THAT (i) NEITHER BANK, ANY AFFILIATE OF BANK NOR ANY REPRESENTATIVE OF BANK OR ANY SUCH AFFILIATE HAS REPRESENTED TO GUARANTOR THAT BANK OR ANY SUCH AFFILIATE WILL NOT SEEK TO ENFORCE THE WAIVER MADE BY GUARANTOR IN THIS PARAGRAPH, AND (ii) HE, SHE OR IT HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE NEGOTIATION, DRAFTING AND SIGNING OF THIS GUARANTY AS NECESSARY AND APPROPRIATE BY INDEPENDENT LEGAL COUNSEL.

18. Incorporation by Reference. Sections D.4 through D.23 of Part D (Miscellaneous) of that certain letter agreement executed by Borrower on or before the date hereof (as amended, restated or modified from time to time, the “Letter Agreement”) pertaining to, inter alia, notices, costs and expenses, entire agreement, severability, limitation of liability, amendments and modifications, no waiver and remedies, assignments, counterparts and electronic transmission, Patriot Act, certain taxes, no third-party reliance, no fiduciary duty, indemnity, further assurances and correction of defects, publicity, Bank’s sole discretion, interpretation and general definitions, are incorporated herein by reference, mutatis mutandis, with references therein to the Letter Agreement being deemed references to this Guaranty.

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Guarantor acknowledges that it has read and understood all the provisions of this Guaranty, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate.

IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the date first written above.

GUARANTOR:

/s/ ASSAF RAN
ASSAF RAN, individually

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